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                                                                  EXHIBIT 1-(h)

                            KIMCO REALTY CORPORATION
                            (A MARYLAND CORPORATION)

                           6.00% Senior Notes due 2012

                                 TERMS AGREEMENT


                                                        Dated: November 18, 2002


To:      Kimco Realty Corporation
         3333 New Hyde Park Road
         New Hyde Park,  New York  11042-0020

Attention:  Chairman of the
            Board of Directors

Ladies and Gentlemen:

         We (the "Representatives") understand that Kimco Realty Corporation, a Maryland corporation (the "Company"), proposes to issue and sell $200,000,000 aggregate principal amount of its 6.00% Senior Notes due 2012 (the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective amounts of Underwritten Securities set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.


                                              Principal Amount of
Underwriter                                 Underwritten Securities
-----------                                 -----------------------

Banc One Capital Markets, Inc..............     $80,000,000
J.P. Morgan Securities Inc.................      80,000,000
Banc of America Securities LLC.............      40,000,000
                                              --------------
              Total........................    $200,000,000



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         The Underwritten Securities shall have the following terms:


Title of Securities: 6.00% Senior Notes due 2012

Currency:  U.S. Dollars

Principal amount to be issued: $200,000,000

Current ratings: Moody's Investors Service, Inc.: Baa1; Standard & Poor's Ratings Services: A-

Interest rate or formula: 6.00% per annum

Interest payment dates: May 30 and November 30, commencing May 30, 2003

Stated maturity date: November 30, 2012

Redemption and/or repayment provisions: Make-Whole--T+25bps

Sinking fund requirements: None

Number of Option Securities, if any, that may be purchased by the Underwriters:
None

Delayed Delivery Contracts: not authorized

Initial public offering price: 99.791%, plus accrued interest, if any, from November 25, 2002.

Purchase price: 99.141%, plus accrued interest, if any, from November 25, 2002 (payable in same day funds).

Conversion provisions:  None

Other Terms: The Underwriters have agreed to reimburse the Company for certain of its expenses in connection with the offering, in the amount of $25,000.

Closing time, date and location: 9:00 A.M. (New York City time), November 25, 2002, Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, NY 10019


         All the provisions contained in the document attached as Annex A hereto entitled "Kimco Realty Corporation-Debt Securities-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.


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         Please accept this offer no later than 8:00 o'clock P.M. (New York City time) on November 18, 2002 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.



                                            Very truly yours,

                                            BANC ONE CAPITAL MARKETS, INC.
                                            J.P. MORGAN SECURITIES INC.
                                            BANC OF AMERICA SECURITIES LLC

                                            By:  BANC ONE CAPITAL MARKETS, INC.


                                            By: /s/ Donald J. Donahue
                                               ---------------------------------
                                            Acting on behalf of itself and the
                                            other named Underwriters.

Accepted:

KIMCO REALTY CORPORATION


By:  /s/ Glenn G. Cohen
     ----------------------------------
     Name: Glenn G. Cohen
     Title: Vice President - Treasurer




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